Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Flagstone Reinsurance Holdings, S.A.
37 Val St André, L-1128
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		4
II.	Income Statements
	a.	Consolidated Statements of (Loss) Income - Quarterly	5
	b.	Segment Reporting	6
	c.	Gross Premiums Written by Line of Business and Geographic Area of Risk	7
III.	Consolidated Balance Sheets		8
IV.	Investment Portfolio Composition		9
V.	Loss Reserve - Paid to Incurred Analysis		10
VI.	Share Analysis
	a.	Capitalization	11
	b.	Earnings Per Common Share Information - As Reported	12
	c.	Basic and Diluted Book Value Per Common Share Analysis	13
VII.	Non-GAAP Financial Measure Reconciliation		14

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of the agencies’ ongoing review of our financial strength ratings and the consequences to our business of this review and sustained negative outlook or any downgrade; our ability to raise capital on favorable terms or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; our ability to continue to implement our expense reduction initiatives; the impact of terrorist activities on the economy; and rating agency policies and practices, particularly related to the duration a company may remain on negative outlook without further ratings action.

On March 20, 2011, Moody’s Investors Service placed the financial strength rating of the Company and its principal subsidiary, Flagstone Suisse, under review. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. Currently, the majority of Flagstone Suisse reinsurance contracts permit cancellation if our financial strength rating is downgraded below A- by A.M. Best Co.  We anticipate that A.M. Best Co.’s next planned review of our financial strength rating will take place after the North American hurricane season, although they could take action at any time.   Resolution of the negative outlook is dependent on our ability to generate a reasonable and sustainable level of profitability, reduce our dependence on retrocessional support, bring our risk appetite in line with our available capital, continuation of our expense reduction initiatives and, most importantly, improving our overall financial flexibility.  We are working to successfully address each of these items.  A downgrade or sustained negative outlook by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not remain on negative outlook or be downgraded in the future by any of these agencies.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER COMMON SHARE

Diluted net operating income per common share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

Gross premiums written	$346,493	$369,611	$768,644	$769,813
Net premiums written	$264,137	$293,842	$546,297	$617,623
Net premiums earned	$171,277	$232,079	$421,766	$448,894
Net investment income	$13,075	$8,219	$22,507	$15,504
Net (loss) income attributable to Flagstone	$(20,210)	$13,269	$(181,430)	$44,773
Net operating income (loss) (1)	$606	$20,050	$(160,883)	$32,129
Comprehensive (loss) income attributable to Flagstone	$(19,495)	$11,688	$(177,838)	$39,995
Cash flow (used in) provided by operating activities	$(137,209)	$43,969	$(95,241)	$111,470
Loss and loss adjustment expense reserves	$1,068,204	$602,451	$1,068,204	$602,451
Flagstone shareholders’ equity	$946,904	$1,196,303	$946,904	$1,196,303

PER COMMON SHARE AND COMMON SHARE DATA
Net (loss) income attributable to Flagstone per common share - Basic	$(0.29)	$0.17	$(2.60)	$0.55
Net (loss) income attributable to Flagstone per common share - Diluted	$(0.29)	$0.17	$(2.60)	$0.55
Diluted net operating income (loss) per common share (1)	$0.01	$0.25	$(2.30)	$0.40
Weighted average common shares outstanding - Basic	70,380,852	79,479,918	69,869,195	81,010,939
Weighted average common shares outstanding - Diluted	70,380,852	79,613,131	69,869,195	81,205,844
Basic book value per common share	$13.45	$15.28	$13.45	$15.28
Diluted book value per common share	$13.08	$14.47	$13.08	$14.47
Diluted book value per common share plus accumulated distributions (2)	$13.72	$14.95	$13.72	$14.95
Distributions declared per common share (2)	$0.04	$0.04	$0.08	$0.08

FINANCIAL RATIOS
Change in diluted book value per share (3)	(1.7)%	1.9%	(15.2)%	4.0%

Loss ratio	67.3%	65.4%	110.2%	62.2%
Acquisition cost ratio	22.8%	19.6%	21.5%	19.7%
General and administrative expense ratio	17.0%	18.4%	12.9%	18.7%
Combined ratio	107.1%	103.4%	144.6%	100.6%

INVESTMENT DATA
Total assets	$3,243,596	$2,902,798	$3,243,596	$2,902,798
Total cash and investments (4)	$1,877,445	$1,962,674	$1,877,445	$1,962,674

 (1)Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains) and non-recurring items.

 (2)Distributions declared per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus distributions declared.
 (4)Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY (Unaudited)

	Three months ended					Six months ended		Year ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	June 30, 2011	June 30, 2010	December 31, 2010
REVENUES
Gross premiums written	$346,493	$422,151	$142,388	$185,649	$369,611	$768,644	$769,813	$1,097,850
Premiums ceded	(82,356)	(139,991)	(35,533)	(26,273)	(75,769)	(222,347)	(152,190)	(213,996)
Net premiums written	264,137	282,160	106,855	159,376	293,842	546,297	617,623	883,854
Change in net unearned premiums	(92,860)	(31,671)	97,641	39,318	(61,763)	(124,531)	(168,729)	(31,770)
Net premiums earned	171,277	250,489	204,496	198,694	232,079	421,766	448,894	852,084
Net investment income	13,075	9,432	8,490	7,488	8,219	22,507	15,504	31,482
Net realized and unrealized (losses) gains - investments	(7,761)	10,904	6,464	40,165	(12,671)	3,143	(2,860)	43,769
Net realized and unrealized gains (losses) - other	13,986	(690)	3,072	7,677	(1,966)	13,296	3,692	14,441
Other income	2,520	4,611	6,188	1,785	6,531	7,131	17,572	25,545
Total revenues	193,097	274,746	228,710	255,809	232,192	467,843	482,802	967,321

EXPENSES
Loss and loss adjustment expenses	115,195	349,749	131,805	119,089	151,863	464,944	279,242	530,136
Acquisition costs	39,057	51,756	45,784	30,615	45,584	90,813	88,421	164,820
General and administrative expenses	28,753	28,098	33,807	46,001	38,576	56,851	74,540	154,348
Stock based compensation expense	432	(3,005)	4,651	3,337	4,146	(2,573)	9,357	17,435
Interest expense	2,994	2,946	2,603	2,690	2,545	5,940	5,059	10,352
Net foreign exchanges losses (gains)	27,041	9,945	(541)	17,072	(7,856)	36,986	(11,812)	4,719
Total expenses	213,472	439,489	218,109	218,804	234,858	652,961	444,807	881,720

(Loss) income before income taxes and interest in earnings of equity investments	(20,375)	(164,743)	10,601	37,005	(2,666)	(185,118)	37,995	85,601
Recovery (provision) for income tax	1,533	4,632	8,309	(966)	(438)	6,165	(3,290)	4,053
Interest in earnings of equity investments	(171)	(285)	(334)	(364)	(283)	(456)	(542)	(1,240)
Net (loss) income	(19,013)	(160,396)	18,576	35,675	(3,387)	(179,409)	34,163	88,414
Less: (Income) loss attributable to noncontrolling interest	(1,197)	(824)	(3,526)	1,586	16,656	(2,021)	10,610	8,670
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(20,210)	$(161,220)	$15,050	$37,261	$13,269	$(181,430)	$44,773	$97,084

Net (loss) income	$(19,013)	$(160,396)	$18,576	$35,675	$(3,387)	$(179,409)	$34,163	$88,414
Change in currency translation adjustment	873	2,877	136	5,352	(1,184)	3,750	(4,881)	607
Change in defined benefit pension plan obligation	(158)	-	5	83	(397)	(158)	103	191
Comprehensive (loss) income	(18,298)	(157,519)	18,717	41,110	(4,968)	(175,817)	29,385	89,212
Less: Comprehensive (loss) income attributable to noncontrolling interest	(1,197)	(824)	(3,526)	1,586	16,656	(2,021)	10,610	8,670
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(19,495)	$(158,343)	$15,191	$42,696	$11,688	$(177,838)	$39,995	$97,882

KEY RATIOS
Loss ratio	67.3%	139.6%	64.5%	59.9%	65.4%	110.2%	62.2%	62.2%
Acquisition cost ratio	22.8%	20.7%	22.4%	15.4%	19.6%	21.5%	19.7%	19.3%
General and administrative expense ratio (1)	17.0%	10.0%	18.8%	24.8%	18.4%	12.9%	18.7%	20.1%
Combined ratio	107.1%	170.3%	105.7%	100.1%	103.4%	144.6%	100.6%	101.6%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	70,380,852	69,351,852	75,050,491	77,631,156	79,479,918	69,869,195	81,010,939	78,656,688
Weighted average common shares outstanding - Diluted (2)	70,380,852	69,351,852	75,249,804	77,772,847	79,613,131	69,869,195	81,205,844	78,880,590

Net (loss) income attributable to Flagstone per common share - Basic	$(0.29)	$(2.32)	$0.20	$0.48	$0.17	$(2.60)	$0.55	$1.23
Net (loss) income attributable to Flagstone per common share - Diluted	$(0.29)	$(2.32)	$0.20	$0.48	$0.17	$(2.60)	$0.55	$1.23

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SEGMENT REPORTING (Unaudited)

	Three months ended June 30, 2011					Three months ended June 30, 2010
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$274,264	$51,873	$30,491	$(10,135)	$346,493	$295,702	$60,773	$23,316	$(10,180)	$369,611
Premiums ceded	(44,410)	(2,526)	(45,555)	10,135	(82,356)	(39,975)	(7,484)	(38,490)	10,180	(75,769)
Net premiums written	229,854	49,347	(15,064)	-	264,137	255,727	53,289	(15,174)	-	293,842
Net premiums earned	$129,392	$35,931	$5,954	$-	$171,277	$191,654	$37,610	$2,815	$-	$232,079
Other related income	897	696	4,767	(4,187)	2,173	2,495	1,487	5,539	(3,691)	5,830
Loss and loss adjustment expenses	(89,379)	(25,497)	(319)	-	(115,195)	(112,435)	(39,179)	(249)	-	(151,863)
Acquisition costs	(29,601)	(8,386)	(5,257)	4,187	(39,057)	(36,492)	(8,394)	(4,389)	3,691	(45,584)
General and administrative expenses (2)	(21,443)	(5,367)	(2,375)	-	(29,185)	(34,048)	(6,615)	(2,059)	-	(42,722)
Underwriting (loss) income	$(10,134)	$(2,623)	$2,770	$-	$(9,987)	$11,174	$(15,091)	$1,657	$-	$(2,260)
Loss ratio (3)	69.1%	71.0%	3.0%		67.3%	58.7%	104.2%	3.0%		65.4%
Acquisition cost ratio (3)	22.9%	23.3%	49.0%		22.8%	19.0%	22.3%	52.5%		19.6%
General and administrative expense ratio (3)	16.6%	14.9%	22.1%		17.0%	17.8%	17.6%	24.6%		18.4%
Combined ratio (3)	108.6%	109.2%	74.1%		107.1%	95.5%	144.1%	80.1%		103.4%
Total assets	$2,773,575	$336,421	$133,600		$3,243,596	$2,554,314	$251,245	$97,239		$2,902,798

	Six months ended June 30, 2011					Six months ended June 30, 2010
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$640,966	$100,403	$51,437	$(24,162)	$768,644	$638,394	$112,962	$41,078	$(22,621)	$769,813
Premiums ceded	(163,171)	(23,052)	(60,286)	24,162	(222,347)	(106,830)	(19,089)	(48,892)	22,621	(152,190)
Net premiums written	477,795	77,351	(8,849)	-	546,297	531,564	93,873	(7,814)	-	617,623
Net premiums earned	$341,684	$73,758	$6,324	$-	$421,766	$370,625	$73,298	$4,971	$-	$448,894
Other related income	1,366	1,644	12,070	(8,691)	6,389	2,965	10,131	11,145	(7,575)	16,666
Loss and loss adjustment expenses	(400,278)	(63,911)	(755)	-	(464,944)	(209,993)	(68,607)	(642)	-	(279,242)
Acquisition costs	(71,948)	(17,772)	(9,784)	8,691	(90,813)	(70,227)	(17,388)	(8,381)	7,575	(88,421)
General and administrative expenses (2)	(38,613)	(11,082)	(4,583)	-	(54,278)	(68,105)	(11,557)	(4,235)	-	(83,897)
Underwriting (loss) income	$(167,789)	$(17,363)	$3,272	$-	$(181,880)	$25,265	$(14,123)	$2,858	$-	$14,000
Loss ratio (3)	117.1%	86.6%	4.1%		110.2%	56.7%	93.6%	4.0%		62.2%
Acquisition cost ratio (3)	21.1%	24.1%	53.2%		21.5%	18.9%	23.7%	52.0%		19.7%
General and administrative expense ratio (3)	11.3%	15.0%	24.9%		12.9%	18.4%	15.8%	26.3%		18.7%
Combined ratio (3)	149.5%	125.7%	82.2%		144.6%	94.0%	133.1%	82.3%		100.6%
Total assets	$2,773,575	$336,421	$133,600		$3,243,596	$2,554,314	$251,245	$97,239		$2,902,798

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended June 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$170,292	49.1%	$191,739	51.9%
Property	80,427	23.2%	86,980	23.5%
Short-tail specialty and casualty	65,283	18.9%	67,576	18.3%
Island Heritage
Insurance	30,491	8.8%	23,316	6.3%
Total	$346,493	100.0%	$369,611	100.0%

	Six months ended June 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$372,154	48.4%	$399,995	52.0%
Property	163,743	21.3%	158,570	20.6%
Short-tail specialty and casualty	181,310	23.6%	170,170	22.1%
Island Heritage
Insurance	51,437	6.7%	41,078	5.3%
Total	$768,644	100.0%	$769,813	100.0%

	Three months ended June 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$35,313	10.2%	$27,662	7.5%
Europe	18,765	5.4%	21,613	5.9%
Japan and Australasia	29,773	8.6%	25,494	6.9%
North America	188,905	54.5%	214,433	58.0%
Worldwide risks (4)	52,178	15.1%	60,299	16.3%
Other	21,559	6.2%	20,110	5.4%
Total	$346,493	100.0%	$369,611	100.0%

	Six months ended June 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$58,912	7.7%	$49,773	6.5%
Europe	100,584	13.1%	98,695	12.8%
Japan and Australasia	73,625	9.6%	45,501	5.9%
North America	314,559	40.9%	353,520	45.9%
Worldwide risks (4)	174,857	22.7%	179,320	23.3%
Other	46,107	6.0%	43,004	5.6%
Total	$768,644	100.0%	$769,813	100.0%

(1)	Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)	Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)	Includes gross premiums written relating to the Island Heritage segment.
(4)	Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,363,471	$1,358,230	$1,473,863	$1,563,469	$1,423,573
Short term investments, at fair value	15,712	18,046	14,251	19,469	30,320
Other investments	127,411	121,721	120,047	108,855	98,200
Total investments	1,506,594	1,497,997	1,608,160	1,691,793	1,552,093

Cash and cash equivalents	275,984	397,090	345,705	308,962	370,588
Restricted cash	54,736	55,871	43,413	51,266	24,742
Premium balances receivable	534,228	438,426	318,455	403,861	502,476
Unearned premiums ceded	136,295	147,827	68,827	90,084	120,555
Reinsurance recoverable	180,832	90,017	28,183	27,834	22,589
Accrued interest receivable	13,626	14,139	15,599	14,007	13,723
Receivable for investments sold	203,257	75,574	1,795	26,321	19,443
Deferred acquisition costs	88,342	73,905	65,917	74,779	78,582
Funds withheld	30,721	25,256	25,934	25,806	27,709
Goodwill	16,476	16,474	16,381	16,405	16,246
Intangible assets	32,089	32,256	31,549	31,963	31,756
Asset held for sale	-	2,300	2,300	11,000	-
Other assets	170,416	158,530	146,984	123,392	122,296
Total assets	$3,243,596	$3,025,662	$2,719,202	$2,897,473	$2,902,798

LIABILITIES
Loss and loss adjustment expense reserves	$1,068,204	$1,047,674	$721,314	$683,278	$602,451
Unearned premiums	577,737	492,748	378,804	497,011	557,207
Insurance and reinsurance balances payable	126,579	140,845	82,134	78,430	101,523
Payable for investments purchased	176,750	18,919	3,106	17,205	17,915
Long term debt	252,602	252,174	251,122	251,472	249,647
Other liabilities	77,425	88,311	86,127	87,688	69,959
Total liabilities	2,279,297	2,040,671	1,522,607	1,615,084	1,598,702

EQUITY
Common voting shares	845	845	845	850	850
Common shares held in treasury, at cost	(161,701)	(162,146)	(178,718)	(92,177)	(77,352)
Additional paid-in capital	877,227	880,066	904,235	922,200	922,321
Accumulated other comprehensive loss	(2,586)	(3,301)	(6,178)	(6,319)	(11,754)
Retained earnings	233,119	253,329	414,549	399,499	362,238
Total Flagstone shareholders' equity	946,904	968,793	1,134,733	1,224,053	1,196,303
Noncontrolling interest in subsidiaries (1)	17,395	16,198	61,862	58,336	107,793
Total equity	964,299	984,991	1,196,595	1,282,389	1,304,096
Total liabilities and equity	$3,243,596	$3,025,662	$2,719,202	$2,897,473	$2,902,798

Basic book value per common share	$13.45	$13.77	$16.48	$15.93	$15.28
Diluted book value per common share	$13.08	$13.34	$15.51	$15.10	$14.47
Debt to total capitalization (2)	21.1%	20.7%	18.1%	17.0%	17.3%

(1) Noncontrolling interest in subsidiaries includes Island Heritage, Mont Fort ($nil as of March 25, 2011) and IAL King Air Limited ($nil as of July 1, 2010).
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
TYPE OF INVESTMENT
U.S. government and agency securities	$247,239	16.4%	$214,748	14.3%	$271,836	16.9%	$272,798	16.1%	$265,010	17.1%
U.S. states and political subdivisions	-	0.0%	26	0.0%	92	0.0%	1,605	0.1%	1,617	0.1%
Other foreign governments	265,582	17.6%	322,494	21.5%	285,925	17.8%	288,502	17.1%	255,975	16.5%
Corporates	532,087	35.4%	527,896	35.3%	602,544	37.5%	614,299	36.3%	580,712	37.4%
Mortgage-backed securities	238,439	15.8%	196,969	13.2%	222,857	13.9%	238,701	14.1%	161,830	10.4%
Asset-backed securities	80,124	5.3%	96,097	6.4%	90,608	5.6%	147,564	8.7%	158,429	10.2%
Total fixed maturities	1,363,471	90.5%	1,358,230	90.7%	1,473,862	91.7%	1,563,469	92.4%	1,423,573	91.7%
Short term investments	15,712	1.0%	18,046	1.2%	14,251	0.9%	19,469	1.2%	30,320	2.0%
Total	1,379,183	91.5%	1,376,276	91.9%	1,488,113	92.6%	1,582,938	93.6%	1,453,893	93.7%
Other investments	127,411	8.5%	121,721	8.1%	120,047	7.4%	108,855	6.4%	98,200	6.3%
Total	$1,506,594	100.0%	$1,497,997	100.0%	$1,608,160	100.0%	$1,691,793	100.0%	$1,552,093	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$850,203	61.6%	$832,871	60.5%	$903,230	60.7%	$991,396	62.6%	$912,586	62.7%
AA	164,308	12.0%	197,275	14.3%	193,302	13%	208,192	13.2%	182,548	12.6%
A	242,844	17.6%	223,549	16.3%	262,086	17.6%	270,537	17.1%	245,897	16.9%
BBB	121,828	8.8%	122,581	8.9%	129,495	8.7%	112,813	7.1%	112,862	7.8%
Total	$1,379,183	100.0%	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$69,297	5.1%	$50,149	3.6%	$39,909	2.7%	$46,198	2.9%	$60,357	4.2%
From one to five years	844,519	61.2%	697,135	50.7%	836,825	56.2%	865,384	54.7%	800,159	55%
From five to ten years	107,790	7.8%	180,556	13.1%	202,136	13.6%	185,685	11.7%	187,742	12.9%
Above ten years	39,014	2.8%	155,370	11.3%	95,778	6.4%	99,406	6.3%	84,420	5.8%
Asset-backed and mortgage-backed securities	318,563	23.1%	293,066	21.3%	313,465	21.1%	386,265	24.4%	321,215	22.1%
Total	$1,379,183	100.0%	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$60,138		$46,331		$39,993		$28,471		$22,818
Catastrophe bonds	64,436		72,327		76,691		76,798		71,422
Equity securities	213		268		283		172		182
Other investments	2,624		2,795		3,080		3,414		3,778
Total	$127,411		$121,721		$120,047		$108,855		$98,200

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended June 30, 2011			Three months ended March 31, 2011			Three months ended December 31, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$1,047,674	$(90,017)	$957,657	$721,314	$(28,183)	$693,131	$683,278	$(27,834)	$655,444

Incurred	209,089	(93,894)	115,195	413,219	(63,470)	349,749	135,129	(3,325)	131,804

Other (1)	29,224	(4,714)	24,510	5,573	(2,052)	3,521	6,345	393	6,738

Paid	(217,783)	7,793	(209,990)	(92,432)	3,688	(88,744)	(103,438)	2,583	(100,855)

End of period	$1,068,204	$(180,832)	$887,372	$1,047,674	$(90,017)	$957,657	$721,314	$(28,183)	$693,131

Paid to incurred percentage	104.2%	8.3%	182.3%	22.4%	5.8%	25.4%	76.5%	77.7%	76.5%

	Three months ended September 30, 2010			Three months ended June 30, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315

Incurred	124,636	(5,547)	119,089	154,838	(2,975)	151,863

Other (1)	22,586	(3,068)	19,518	(10,511)	1,018	(9,493)

Paid	(66,395)	3,370	(63,025)	(82,404)	1,581	(80,823)

End of period	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862

Paid to incurred percentage	53.3%	60.8%	52.9%	53.2%	53.1%	53.2%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

4

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Long term debt	$252,602	$252,174	$251,122	$251,472	$249,647
Flagstone shareholders’ equity	946,904	968,793	1,134,733	1,224,053	1,196,303
Total capitalization	$1,199,506	$1,220,967	$1,385,855	$1,475,525	$1,445,950

Leverage ratio:
Debt to total capitalization	21.1%	20.7%	18.1%	17.0%	17.3%

		June 30, 2011		June 30, 2010
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$428,214	$450,000	$365,089
Letter of credit facility (f)		$200,000	$30,277	$200,000	$32,306

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at December 31, 2010, was secured by $503.9 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at December 31, 2010, was secured by $33.6 million of fixed maturity securities from the Company's investment portfolio.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

Net (loss) income attributable to Flagstone	$(20,210)	$13,269	$(181,430)	$44,773

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	70,380,852	79,479,918	69,869,195	81,010,939

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	-	133,213	-	194,905
Weighted average common shares outstanding - Diluted	70,380,852	79,613,131	69,869,195	81,205,844

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(0.29)	$0.17	$(2.60)	$0.55
Diluted	$(0.29)	$0.17	$(2.60)	$0.55

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$946,904	$968,793	$1,134,733	$1,224,053	$1,196,303
Cumulative distributions paid per outstanding common share (1)	0.64	0.60	0.56	0.52	0.48
Common shares outstanding	70,058,168	70,054,875	68,585,588	76,588,153	78,009,113
add in:
vested restricted share units	322,684	325,977	262,013	262,013	262,013
Total common shares and common share equivalents outstanding	70,380,852	70,380,852	68,847,601	76,850,166	78,271,126

Basic book value per common share	$13.45	$13.77	$16.48	$15.93	$15.28

Basic book value per common share plus accumulated distributions (1) (2)	$14.09	$14.37	$17.04	$16.45	$15.76

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$946,904	$968,793	$1,134,733	$1,224,053	$1,196,303
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$946,904	$968,793	$1,134,733	$1,224,053	$1,196,303

Cumulative distributions paid per outstanding common share (1)	$0.64	$0.60	$0.56	$0.52	$0.48

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	70,380,852	70,380,852	68,847,601	76,850,166	78,271,126
add in:
vesting of performance share units	1,762,442	1,965,091	3,998,558	3,945,058	4,095,175
vesting of restricted share units	270,150	288,950	315,200	293,925	303,910
Diluted common shares outstanding	72,413,444	72,634,893	73,161,359	81,089,149	82,670,211

Diluted book value per common share	$13.08	$13.34	$15.51	$15.10	$14.47

Diluted book value per common share plus accumulated distributions (1) (2)	$13.72	$13.94	$16.07	$15.62	$14.95

Change in diluted book value per common share: Quarter	(2.0)%	(14.0)%	2.7%	4.3%	1.5%
Change in diluted book value per common share adjusted for distributions: Quarter (1) (4)	(1.7)%	(13.7)%	3.0%	4.4%	1.9%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (1) (4)	(15.2)%	(13.7)%	12.1%	15.3%	17.5%
Annualized change in diluted book value per common share adjusted for distributions since inception	6.2%	6.8%	10.3%	10.2%	9.7%

(1) Distributions paid per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share in the period plus distributions declared.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

Net (loss) income attributable to Flagstone	$(20,210)	$13,269	$(181,430)	$44,773

ADJUSTMENTS FOR:
Net realized and unrealized losses (gains) - investments	7,761	12,671	(3,143)	2,860
Net realized and unrealized (gains) losses - other	(13,986)	1,966	(13,296)	(3,692)
Net foreign exchange losses (gains)	27,041	(7,856)	36,986	(11,812)

NET OPERATING INCOME (LOSS)	$606	$20,050	$(160,883)	$32,129

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$957,849	$1,201,952	$1,040,819	$1,203,661

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	0.3%	6.7%	(30.9)%	5.3%